                                     EXHIBIT 10.24

                                AMENDED AND RESTATED
                                 BUY-SELL AGREEMENT

     THIS AMENDED AND RESTATED BUY-SELL AGREEMENT (this "AGREEMENT") is made and entered into as of December 31, 1997, by and among SCHEID VINEYARDS INC., a Delaware corporation (the "CORPORATION"), ALFRED G. SCHEID, AS TRUSTEE OF THE ALFRED G. SCHEID REVOCABLE TRUST, DATED OCTOBER 8, 1992 ("AGS"), SCOTT D. SCHEID ("SDS"), HEIDI M. SCHEID ("HMS"), KURT J. GOLLNICK ("KJG"), EMILY K. LIBERTY ("EKL"), TYLER P. SCHEID ("TPS"), the additional stockholders of the Corporation, if any, identified on Exhibit A attached hereto and by this reference incorporated herein (the "ADDITIONAL STOCKHOLDERS" and, together with SDS, HMS, KJG, EKL and TPS the "MINORITY STOCKHOLDERS") and EMANTY LIMITED LIABILITY COMPANY, a California limited liability company ("EMANTY"). The Minority Stockholders and AGS are collectively referred to herein as the "STOCKHOLDERS."

                                       RECITALS

     WHEREAS, the Stockholders are the holders of all of the outstanding shares (the "SHARES") of Class B Common Stock of the Corporation;

     WHEREAS, the Corporation and the Stockholders have determined that it is in the best interests of the Corporation and the Stockholders that the transferability of the Shares of the Minority Stockholders be restricted as provided herein;

     WHEREAS, the Corporation and the Stockholders (or the predecessors in interest of certain of the Stockholders) entered into that certain Buy-Sell Agreement, dated as of July 29, 1997 (the "ORIGINAL AGREEMENT");

     WHEREAS, as a result of certain transfers of the Shares permitted by the Original Agreement, the parties hereto (the "PARTIES") have determined that it is necessary to make certain amendments to the Original Agreement and that in connection therewith it is desirable to restate the Original Agreement as so amended; and

     WHEREAS, the Parties have each independently concluded that the method of valuation of the Shares provided in this Agreement is fair and equitable.

                                      AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained herein, the Parties agree as follows:

     1. RESTRICTIONS ON TRANSFER. Except as expressly permitted or required by this Agreement, no Minority Stockholder shall, voluntarily or involuntarily (including, without limitation, by operation of law) transfer, sell, exchange, give away, pledge, hypothecate or otherwise dispose of ("TRANSFER") all or any portion of the Shares or any rights therein. Any Transfer or attempted Transfer in violation of the preceding sentence shall be null and void and of no effect whatever. Each Party hereby acknowledges the reasonableness of the restrictions on Transfer imposed by this Agreement in view of the relationship of the Parties. Accordingly, the restrictions on Transfer contained herein shall be specifically enforceable. Each Party hereby further agrees to hold each other Party (and each other Party's successors and assigns) wholly and completely harmless from any cost, liability or damage (including, without limitation, liabilities for income taxes and costs of enforcing this indemnity) incurred by any of such indemnified persons as a result of a Transfer or an attempted Transfer in violation of this Agreement.

     2. INSPECTION OF AGREEMENT. A copy of this Agreement duly executed by each of the Parties shall be delivered to the Corporation, maintained by the Corporation at its principal executive office, and made available for inspection to any person requesting to see it.

     3.   PERMITTED TRANSFERS.

          (a) GENERAL. Subject to the conditions and restrictions set forth in this Section 3, each Minority Stockholder shall have the right to Transfer all or any portion of such Minority Stockholder's Shares by means of a Permitted Transfer.

          (b)   DEFINITION OF PERMITTED TRANSFER AND PERMITTED TRANSFEREES.

           (i) A "PERMITTED TRANSFER" is any Transfer by any Minority Stockholder of all or any portion of the Shares to a Permitted Transferee, provided that such Transfer otherwise complies with the conditions and restrictions of this Section 3.

           (ii) A "PERMITTED TRANSFEREE" is any of the following persons: (1) the Corporation, (2) any of AGS, SDS, HMS, KJG, EKL or TPS, (3) a current spouse, former spouse or direct lineal descendant of any individual named in clause (2) above, including, without limitation, adopted persons (if adopted during minority) and persons born out of wedlock, and excluding foster children and stepchildren, (4) a trust under which all of the beneficiaries are persons described in clauses (2) or (3) above, or (5) a corporation, partnership or limited liability company all of the equity interests of which are owned by the persons or entities specified in clauses (1), (2), (3) and (4) above or corporations, partnerships or limited liability companies described in this clause (5).

         (c) CONDITION TO PERMITTED TRANSFERS. Each Permitted Transfer must be preceded by a written notice given by the transferring Minority Stockholder to the Corporation, and to each of AGS, SDS and HMS to the extent he or she is not the transferring Minority Stockholder, at least ten (10) business days prior to such Permitted Transfer. Each person or entity (other than the Corporation and AGS) to whom or which Shares (or any right, title or interest therein) are Transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such Transfer, acknowledge in writing to the Corporation that such person or entity is bound by the provisions of this Agreement and the transferred Shares (or any right, title or interest therein) are subject to the covenants and restrictions set forth in this Agreement to the same extent such Shares would be so subject if retained by the transferring Minority Stockholder.

     4. RIGHT OF FIRST REFUSAL. Each Minority Stockholder shall have the right, from time to time, to Transfer or to convert into Class A Common Stock of the Corporation in accordance with the Certificate of Incorporation of the Corporation ("CONVERT"), all or any portion of such Minority Stockholder's Shares, subject to the following rights of the other Parties (the "RIGHT OF FIRST REFUSAL"), pursuant to the following steps:

         (a) SALE OR CONVERSION NOTICE. Such Minority Stockholder (the "SELLING OR CONVERTING STOCKHOLDER") shall give written notice (the "SALE OR CONVERSION NOTICE") to the Corporation, AGS, SDS and HMS of his, her or its intention to Transfer or Convert Shares. The Sale or Conversion Notice shall
(i) identify the proposed transferee, if applicable, (ii) specify the portion of the Shares to be transferred or converted, (iii) if applicable, specify the price and the terms of payment (the "SALE TERMS"), and (iv) if applicable, specify the Purchase Price and Payment Terms described in Section 7 below.

         (b) OPTION TO THE CORPORATION. The Corporation shall have the first option to purchase all or any part of the Shares referred to in the Sale or Conversion Notice at the lesser of (i) the Sale Terms, if applicable, and (ii) the Purchase Price and upon the Payment Terms. Within five (5) business days after delivery of the Sale or Conversion Notice to the Corporation, the Corporation shall give written notice to AGS, SDS and HMS regarding the portion or all of the Shares to be purchased by the Corporation.

         (c) OPTION TO AGS. If the Corporation does not elect to purchase all of the Shares referred to in the Sale or Conversion Notice, AGS shall have the option to purchase all of the Shares referred to in the Sale or Conversion Notice (other than the Shares to be purchased by the Corporation) at the lesser of (i) the Sale Terms, if applicable, and (ii) the Purchase Price and upon the Payment Terms. Within ten (10) business days after delivery of the Sale or Conversion Notice to AGS, AGS shall give written notice to the Corporation, SDS and HMS regarding the portion or all of the Shares to be purchased by AGS.

         (d) OPTION TO SDS AND HMS. If the Corporation and/or AGS do not elect to purchase all of the Shares referred to in the Sale or Conversion Notice, (i) SDS and HMS (if neither SDS nor HMS is the Selling or Converting Stockholder), jointly and (to the extent that each elects to exercise such option) PRO RATA in proportion to the number of Shares held by each, (ii) SDS (if HMS is the Selling or Converting Stockholder) or (iii) HMS (if SDS is the Selling or Converting Stockholder), shall have the option to purchase all of the Shares referred to in the Sale or Conversion Notice (other than the Shares to be purchased by the Corporation and/or AGS) at the lesser of (A) the Sale Terms, if applicable, and (B) the Purchase Price and upon the Payment Terms. Within fifteen (15) business days after delivery of the Sale of Conversion Notice to SDS and HMS, SDS and/or HMS, as applicable, shall give written notice the Corporation, AGS and SDS or HMS, as applicable, regarding the portion or all of the Shares to be purchased by SDS and/or HMS.

         (e) EXERCISE OF OPTION RIGHTS. If the Corporation, AGS, SDS and/or HMS elect to purchase all of the Shares set forth in the Sale or Conversion Notice, the Corporation, AGS, SDS and/or HMS, as applicable, shall purchase all such Shares at the lesser of (i) the Sale Terms, if applicable, and (ii) the Purchase Price and upon the Payment Terms.

         (f) SALE TO PROPOSED TRANSFEREE. If the Corporation, AGS, SDS and/or HMS do not elect to purchase all of the Shares set forth in the Sale or Conversion Notice, such Shares, but not less than all of such Shares referred to in the Sale or Conversion Notice, (i) in the case of a proposed Transfer may be transferred at any time prior to the thirtieth (30th) business day after the date of the Sale or Conversion Notice to the transferee identified in the Sale Notice on the Sale Terms and (ii) in the case of a proposed conversion may be converted into shares of Class A Common Stock of the Corporation in accordance with the Certificate of Incorporation of the Corporation at any time prior to the thirtieth (30th) business day after the date of the Sale or Conversion Notice. No Transfer or conversion of the Shares shall be made after the end of such thirty (30) business day period, nor shall any change in the terms and conditions of Transfer or conversion be permitted, without the Selling or Converting Stockholder first giving to the Corporation, AGS, SDS and HMS a new Sale or Conversion Notice in compliance with the requirements of this Section.

         (g) CONVERSION ON DIVORCE OR LEGAL SEPARATION. Notwithstanding the foregoing provisions of this Section 4, if any Minority Stockholder who is an individual should divorce or became legally separated (a "SEPARATING PARTY"), the spouse of such Party (the "SPOUSE") shall, if such Spouse already is a Party, or if such Spouse is not already a Party then, such Separating Party shall cause the Spouse to, promptly give a Sale or Conversion Notice to the Corporation, AGS, SDS and HMS indicating that all of the Shares owned by the Spouse are proposed to be converted into Class A Common Stock of the Corporation and thereby providing the Corporation, AGS, SDS and HMS with the options to purchase such Shares in the manner specified herein. If the Corporation, AGS, SDS and HMS do not elect to purchase all of the Shares set forth in the Spouse's Sale or Conversion Notice, the Spouse shall, if such Spouse already is a Party, or if such Spouse is not already a Party, then the Separating Party shall cause the Spouse to, promptly convert all of the Shares owned by the Spouse into Class A Common Stock of the Corporation in accordance with the Certificate of Incorporation of the Corporation. The provisions of this Section 4(g) shall not apply to any of Alfred G. Scheid, SDS, HMS, KJG, EKL and TPS to the extent that any of them is at any time within the above definition of the term "Spouse."

     5.  LIMITED SALES TO THIRD PARTIES.  Notwithstanding the provisions of
Section 4, a Minority Stockholder shall have the right to Transfer all or part of such Minority Stockholder's Shares, without compliance with the Right of First Refusal, as follows:

         (a) SALES BY SDS, HMS, KJG, EKL AND TPS. Each of SDS, HMS, KJG, EKL and TPS shall be entitled to Transfer to persons other than Permitted
Transferees: (i) on or prior to December 31, 1998, an aggregate of 50,000 Shares (the "INITIAL AMOUNT") and (ii) during 1999 and each calendar year thereafter, 40,600 Shares (the "ANNUAL AMOUNT"); provided, however, in the event that such Minority Stockholder Transfers less than the Initial

Amount on or prior to December 31, 1998 and/or less than the Annual Amount in 1999 or any calendar year thereafter, then such Minority Stockholder shall be entitled, in 1999 or any subsequent calendar year, to Transfer Shares in an amount up to the Annual Amount for such calendar year PLUS any then unused Initial Amount PLUS any then unused Annual Amounts from prior calendar years.

         (b)   EFFECT OF TRANSFERS.  All transferees of Shares pursuant to this
Section 5 shall take such Shares free and clear of the covenants and restrictions set forth in this Agreement. Any legend with respect to this Agreement set forth on any certificate evidencing Shares transferred pursuant to this Section 5 shall be removed upon the consummation of such Transfer.

     6.  OPTION TO PURCHASE UPON CERTAIN EVENTS.

         (a) SALE EVENTS. Upon the occurrence of any of the following events (each a "SALE EVENT"), the Corporation, AGS, SDS and/or HMS shall have the option to purchase all of the Shares of a Minority Stockholder (the "AFFECTED STOCKHOLDER"), at the Purchase Price and upon the Payment Terms, pursuant to the provisions of this Section 6:

          (i)   the death of the Affected Stockholder;

          (ii) the entry of a judgment awarding all or any part of the Shares of the Affected Stockholder to any person who is not a Party;

          (iii) the filing or recording of any levy or attachment against the Shares of the Affected Stockholder;

          (iv) the occurrence, with respect to the Affected Stockholder, of any of the following: (A) filing a voluntary petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Federal Bankruptcy Code (as now or in the future amended) or an admission seeking the relief therein provided; (B) making a general assignment for the benefit of creditors; (C) consenting to the appointment of a receiver for all or a substantial part of the Affected Stockholder's property; (D) in the case of the filing of an involuntary petition in bankruptcy, an entry of an order for relief; (E) the entry of a court order appointing a receiver or trustee for all or a substantial part of the Affected Stockholder's property without his consent; or (F) the assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all of the Affected Stockholder's property; or

          (v) in the event that KJG is the Affected Stockholder, the termination of employment of such Affected Stockholder with the Corporation, voluntarily or involuntarily, with or without cause.

         (b)    OPTION TO THE CORPORATION.  Upon the occurrence of a Sale
Event, the Corporation shall have the first option to purchase all of the Shares of the Affected Stockholder. Within five (5) business days after the Sale Event, the Corporation shall give written notice to AGS, SDS and HMS regarding the portion or all of the Shares to be purchased by the Corporation.

         (c) OPTION TO AGS. If the Corporation does not elect to purchase all of the Shares of the Affected Stockholder, AGS shall have the option to purchase all of such Shares (other than the portion of the Shares to be purchased by the Corporation). Within ten (10) business days after the Sale Event, AGS shall give written notice to the Corporation, SDS and HMS regarding the portion or all of the Shares to be purchased by AGS.

         (d) OPTION TO SDS AND HMS. If the Corporation and/or AGS do not elect to purchase all of the Shares of the Affected Stockholder, (i) SDS and HMS (if neither SDS nor HMS is the Affected Stockholder), jointly and (to the extent that each elects to exercise such option) PRO RATA in proportion to the number of Shares held by each, (ii) SDS (if HMS is the Affected Stockholder) or (iii) HMS (if SDS is the Affected Stockholder), shall have the option to purchase all of such Shares (other than the portion of the Shares to be purchased by the Corporation and/or AGS). Within fifteen (15) business days after the Sale Event, SDS and/or HMS, as applicable, shall give written notice to the Corporation, AGS and SDS or HMS, as applicable, regarding the portion or all of the Shares to be purchased by SDS and/or HMS.

         (e) EXERCISE OF OPTION. If the Corporation, AGS, SDS and/or HMS elect to purchase all of the Shares of the Affected Stockholder pursuant to this
Section 6, the Corporation, AGS, SDS and/or HMS, as applicable, shall purchase all of such Shares at the Purchase Price and upon the Payment Terms.

         (f) EFFECT OF FAILURE TO EXERCISE OPTION. If the Corporation, AGS, SDS and/or HMS do not elect to purchase all of the Shares of the Affected Stockholder following a Sale Event, no portion of the Shares shall be transferred pursuant to this Section 6 on account of such Sale Event.

     7.   PURCHASE PRICE AND PAYMENT TERMS.

         (a)    PURCHASE PRICE.  "PURCHASE PRICE" means:

          (i) if the Selling or Converting Stockholder or the Affected Stockholder is a Minority Stockholder other than KJG under the circumstances described in clause (ii) below, a price per Share equal to the weighted average trading price of a share of the Class A Common Stock of the Corporation over the twenty (20) trading days on which such shares were actually traded immediately preceding the date of the Sale Notice or the Sale Event, as applicable (the "AVERAGE TRADING PRICE"); or

          (ii) if KJG is the Affected Stockholder and the Sale Event is the termination of KJG's employment with the Corporation, (A) if such termination is a "Voluntary Termination" as such term is defined in
     Section 7(a)(iv) of the Employment Agreement between the Corporation and KJG (the "EMPLOYMENT AGREEMENT") which occurs prior to July 29, 2004, or is for "Cause" as such term is defined in Section 7(a)(v) of the

     Employment Agreement regardless of when such termination for Cause occurs, a price per Share equal to the price per Share paid by KJG for such Shares and (B) if such termination occurs for a reason or under circumstances other than as described in subparagraph (A) above, a price per share equal to the Average Trading Price.

         (b) PAYMENT TERMS. The payment of the Purchase Price shall be made on the following terms (the "PAYMENT TERMS"): (i) if the Purchase Price for the Shares is $100,000 or less, the Purchase Price shall be paid in one lump sum within seven (7) business days after the Sale Event or the Sale or Conversion Notice, as applicable; and (ii) if the Purchase Price for the Shares is more than $100,000, the Purchase Price shall be paid, at the option of the Corporation, AGS, SDS and/or HMS, as applicable (x) in one lump sum within three
(3) months after the Sale Event or the Sale or Conversion Notice, as applicable; or (y) by payment of not less than fifty percent (50%) of the Purchase Price (the "DOWN PAYMENT") within three (3) months after the Sale Event or the Sale or Conversion Notice, as applicable, and delivery of a promissory note evidencing the balance of the Purchase Price, such promissory note to bear interest at the prime rate of Bank of America, NT & SA, in effect on the date of the Down Payment, to be payable in full one (1) year after the date of the Down Payment and to be secured by the Shares being purchased.

     8. RESTRICTIVE LEGENDS. The stock certificates for the Shares shall be endorsed with the following restrictive legends:

     (1) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

          (2) "The shares represented by this certificate are subject to certain rights to purchase and rights of first refusal granted to the Corporation and certain stockholders of the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a certain agreement between the Corporation, the registered holder of the shares (or the predecessor in interest to the shares) and certain other persons. A copy of such agreement is maintained at the Corporation's principal corporate offices."

     9. TERMINATION OF AGREEMENT. This Agreement shall terminate upon the occurrence of any one of the following events:

          (a)   The written agreement of the Parties to that effect; or

          (b)   The dissolution of the Corporation.

     10. ALTERATIONS OR AMENDMENTS. This Agreement may be altered or amended in whole or in part at any time, by filing with this Agreement a written instrument setting forth the changes signed by each of the Parties.

     11. NOTICES. Any and all notices or other communications required or permitted by this Agreement or by law to be served on, given to, or delivered to any Party by any other Party shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the Party or to an officer of the Party, or in lieu of such personal delivery, on the third day after deposit in the United States Mail, registered or certified, return receipt requested, addressed to a Party at the address set forth below such Party's name on the signature pages hereof, or such other address as shall have been provided to the Parties in accordance with the provisions of this Section.

     12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties and, except as restricted above with regard to Transfers, each of their heirs, executors, administrators, successors and assigns.

     13. SEVERABILITY. Should any provisions or portion of this Agreement be held unenforceable and invalid for any reason, the remaining provisions and portions of this Agreement shall continue in full force and effect.

     14. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA.

     15. ENFORCEMENT. In the event of any breach of any covenant in, or any other default under, this Agreement, any Party may proceed to protect and enforce his, her or its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such Party, or to take any one or more of such actions. In the event a Party brings such an action against another Party, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants. None of the rights, powers or remedies conferred upon any Party shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or now or hereafter available at law, in equity, by statute or otherwise. Except as expressly provided in this Agreement, no course of dealing between or among the Parties and no delay in exercising any such right, power or remedy conferred hereby or now or hereafter existing at law, in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

     16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto respecting the transferability of the Shares and correctly sets forth the rights, duties, and obligations of each to the other in relation thereto as of its date. Any prior agreements, promises, negotiations, or representations concerning its subject matter not expressly set forth or referenced in this Agreement are of no force or effect.

     17. DISSOLUTION OF EMANTY. Emanty, one of the Minority Stockholders under the Original Agreement has dissolved and is in liquidation. As a liquidating distribution, which is a Permitted Transfer under the Original Agreement, Emanty has distributed the Shares owned by it to its members, Alfred G. Scheid, EKL and TPS. Alfred G. Scheid has in turn contributed the Shares distributable to him by Emanty to AGS. Each of EKL and TPS hereby acknowledges that she or he is bound by the provisions of this Agreement and the Shares so transferred by Emanty (or any right, title or interest therein) are subject to the covenants and restrictions set forth in this Agreement to the same extent such Shares would be so subject if retained by Emanty. Each of AGS, SDS and HMS hereby waives the condition for advance written notice of the liquidating distributions by Emanty provided for in Section 3(c) of the Original Agreement. Emanty is hereby released by all Parties from any and all further liability, obligation or responsibility under this Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above set forth.

                                    SCHEID VINEYARDS INC., A DELAWARE
                                    CORPORATION


                                    By   /s/ Alfred G. Scheid
                                         -------------------------------
                                         Name:     Alfred G. Scheid
                                         Title:    Chief Executive Officer

                                    Address:  13470 Washington Boulevard
                                              Suite 300
                                              Marina del Rey, California 90292


                                    /s/ Alfred G. Scheid
                                    ------------------------------------
                                    ALFRED G. SCHEID, AS TRUSTEE
                                    OF THE ALFRED G. SCHEID
                                    REVOCABLE TRUST,
                                    DATED OCTOBER 8, 1992

                                    Address:  13470 Washington Boulevard
                                              Suite 300
                                              Marina del Rey, California 90292

                                    /s/ Scott D. Scheid
                                    ------------------------------------
                                    SCOTT D. SCHEID

                                    Address:  13470 Washington Boulevard
                                              Suite 300
                                              Marina del Rey, California 90292


                                    /s/ Heidi M. Scheid
                                    ------------------------------------
                                    HEIDI M. SCHEID

                                    Address:  13470 Washington Boulevard
                                              Suite 300
                                              Marina del Rey, California 90292

                                    EMANTY LIMITED LIABILITY COMPANY,
                                    A CALIFORNIA LIMITED LIABILITY COMPANY


                                    By:  /s/ Alfred G. Scheid
                                         -------------------------------
                                         Name:     Alfred G. Scheid
                                         Title:    Managing Member

                                         Address:  13470 Washington Boulevard
                                                   Suite 300
                                                   Marina del Rey, California
                                                   90292


                                    /s/ Kurt J. Gollnick
                                    ------------------------------------
                                    KURT J. GOLLNICK

                                    Address:  29 Paseo Hermosa
                                              Salinas, California 93908


                                    /s/ Emily K. Liberty
                                    ------------------------------------
                                    EMILY K. LIBERTY

                                    Address:   4652 Via Marina, #203
                                               Marina del Rey, California 90292

                                    -------------------------------------

                                    /s/ Tyler P. Scheid
                                    ------------------------------------
                                    TYLER P. SCHEID

                                    Address:   485 Shasta, #4
                                               Morrow Bay, California 93442

AGREED AND ACKNOWLEDGED:


/s/ Shirley Gladden Scheid
------------------------------
SHIRLEY GLADDEN SCHEID,
AS TRUSTEE UNDER DECLARATION
OF TRUST, DATED MARCH 12, 1997


/s/ Joyce C. Scheid
------------------------------
JOYCE C. SCHEID


/s/ Arthur R. Liberty
------------------------------
ARTHUR R. LIBERTY


/s/ Peter J. Pugnale
------------------------------
PETER J. PUGNALE

/s/ Nancy B. Scheid
------------------------------
NANCY B. SCHEID


/s/ Heidi M. Scheid
------------------------------
HEIDI M. SCHEID, AS TRUSTEE
OF THE SIENA C. PUGNALE
TRUST, DATED APRIL 4, 1993


/s/ Scott D. Scheid
------------------------------
SCOTT D. SCHEID, AS TRUSTEE
OF THE SIENA C. PUGNALE
TRUST, DATED APRIL 4, 1993

/s/ Heidi M. Scheid
------------------------------
HEIDI M. SCHEID, AS TRUSTEE
OF THE COOPER J. PUGNALE
TRUST, DATED MAY 16, 1995


/s/ Scott D. Scheid
------------------------------
SCOTT D. SCHEID, AS TRUSTEE
OF THE COOPER J. PUGNALE
TRUST, DATED MAY 16, 1995


/s/ Janet Rodgers
------------------------------
JANET RODGERS

                                      EXHIBIT A
                               ADDITIONAL STOCKHOLDERS


Shirley Gladden Scheid, as Trustee under Declaration of Trust, dated March 12, 1997.

Joyce C. Scheid

Arthur R. Liberty

Peter J. Pugnale

Nancy B. Scheid

Heidi M. Scheid and Scott D. Scheid, Trustees of the Siena C. Pugnale Trust, dated April 4, 1993.

Heidi M. Scheid and Scott D. Scheid, Trustees of the Cooper J. Pugnale Trust, dated May 16, 1995.

Janet Rodgers

                         BUY-SELL AGREEMENT SPOUSAL CONSENT

     I acknowledge that I have read and clearly understand the foregoing Amended and Restated Buy-Sell Agreement (the "BUY-SELL AGREEMENT") by and among Scheid Vineyards Inc., a Delaware corporation ("SVI-Del"), Alfred G. Scheid, as Trustee of the Alfred G. Scheid Revocable Trust, dated October 8, 1992, Scott D. Scheid, Heidi M. Scheid, Emanty Limited Liability Company, a California limited liability company, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid and the Additional Stockholders named therein, pursuant to which Buy-Sell Agreement, among other things, certain restrictions on the transferability of shares of Class B Common Stock of SVI-Del owned or held beneficially or of record by my spouse (the "SHARES").

     I hereby consent to the restrictions on transferability contemplated by the Buy-Sell Agreement, approve the provisions of the Buy-Sell Agreement and agree that my community property interest, if any, in the Shares is subject to the provisions of the Buy-Sell Agreement and that I shall take no action to hinder operation of the Buy-Sell Agreement on my community property interest, if any, in the Shares. I further acknowledge, understand and agree to comply fully with the provisions of the Buy-Sell Agreement, and further direct the executors of my will or the administrator of my estate or my other representatives to take all actions necessary or appropriate to give effect to the provisions of the Buy-Sell Agreement. I hereby consent and agree to execute and deliver such instruments and documents and to do such other acts as may be necessary or appropriate to carry out the provisions of this Consent and the Buy-Sell Agreement.

     I have been given full access and disclosure of all facts surrounding the Buy-Sell Agreement and SVI-Del, have had full and ample opportunity to receive independent advice with respect to my entering into this Consent, am freely and voluntarily entering into this Consent, and acknowledge that to the extent required I have received notice under California Family Code Section 1100.

                                        SPOUSE:


                                        /s/ Alfred G. Scheid
                                        ----------------------------------
                                        Name:     ALFRED G. SCHEID


DATED:  December 31, 1997

                          BUY-SELL AGREEMENT SPOUSAL CONSENT

     I acknowledge that I have read and clearly understand the foregoing Amended and Restated Buy-Sell Agreement (the "BUY-SELL AGREEMENT") by and among Scheid Vineyards Inc., a Delaware corporation ("SVI-Del"), Alfred G. Scheid, as Trustee of the Alfred G. Scheid Revocable Trust, dated October 8, 1992, Scott D. Scheid, Heidi M. Scheid, Emanty Limited Liability Company, a California limited liability company, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid and the Additional Stockholders named therein, pursuant to which Buy-Sell Agreement, among other things, certain restrictions on the transferability of shares of Class B Common Stock of SVI-Del owned or held beneficially or of record by my spouse (the "SHARES").

     I hereby consent to the restrictions on transferability contemplated by the Buy-Sell Agreement, approve the provisions of the Buy-Sell Agreement and agree that my community property interest, if any, in the Shares is subject to the provisions of the Buy-Sell Agreement and that I shall take no action to hinder operation of the Buy-Sell Agreement on my community property interest, if any, in the Shares. I further acknowledge, understand and agree to comply fully with the provisions of the Buy-Sell Agreement, and further direct the executors of my will or the administrator of my estate or my other representatives to take all actions necessary or appropriate to give effect to the provisions of the Buy-Sell Agreement. I hereby consent and agree to execute and deliver such instruments and documents and to do such other acts as may be necessary or appropriate to carry out the provisions of this Consent and the Buy-Sell Agreement.

     I have been given full access and disclosure of all facts surrounding the Buy-Sell Agreement and SVI-Del, have had full and ample opportunity to receive independent advice with respect to my entering into this Consent, am freely and voluntarily entering into this Consent, and acknowledge that to the extent required I have received notice under California Family Code Section 1100.

                                             SPOUSE:


                                             /s/ Scott D. Scheid
                                             -----------------------------------
                                             Name: SCOTT D. SCHEID


DATED:  December 31, 1997

                          BUY-SELL AGREEMENT SPOUSAL CONSENT

     I acknowledge that I have read and clearly understand the foregoing Amended and Restated Buy-Sell Agreement (the "BUY-SELL AGREEMENT") by and among Scheid Vineyards Inc., a Delaware corporation ("SVI-Del"), Alfred G. Scheid, as Trustee of the Alfred G. Scheid Revocable Trust, dated October 8, 1992, Scott D. Scheid, Heidi M. Scheid, Emanty Limited Liability Company, a California limited liability company, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid and the Additional Stockholders named therein, pursuant to which Buy-Sell Agreement, among other things, certain restrictions on the transferability of shares of Class B Common Stock of SVI-Del owned or held beneficially or of record by my spouse (the "SHARES").

     I hereby consent to the restrictions on transferability contemplated by the Buy-Sell Agreement, approve the provisions of the Buy-Sell Agreement and agree that my community property interest, if any, in the Shares is subject to the provisions of the Buy-Sell Agreement and that I shall take no action to hinder operation of the Buy-Sell Agreement on my community property interest, if any, in the Shares. I further acknowledge, understand and agree to comply fully with the provisions of the Buy-Sell Agreement, and further direct the executors of my will or the administrator of my estate or my other representatives to take all actions necessary or appropriate to give effect to the provisions of the Buy-Sell Agreement. I hereby consent and agree to execute and deliver such instruments and documents and to do such other acts as may be necessary or appropriate to carry out the provisions of this Consent and the Buy-Sell Agreement.

     I have been given full access and disclosure of all facts surrounding the Buy-Sell Agreement and SVI-Del, have had full and ample opportunity to receive independent advice with respect to my entering into this Consent, am freely and voluntarily entering into this Consent, and acknowledge that to the extent required I have received notice under California Family Code Section 1100.

                                             SPOUSE:


                                             /s/ Nancy B. Scheid
                                             -----------------------------------
                                             Name: NANCY B. SCHEID


DATED:  December 31, 1997

                          BUY-SELL AGREEMENT SPOUSAL CONSENT

    I acknowledge that I have read and clearly understand the foregoing Amended and Restated Buy-Sell Agreement (the "BUY-SELL AGREEMENT") by and among Scheid Vineyards Inc., a Delaware corporation ("SVI-Del"), Alfred G. Scheid, as Trustee of the Alfred G. Scheid Revocable Trust, dated October 8, 1992, Scott D. Scheid, Heidi M. Scheid, Emanty Limited Liability Company, a California limited liability company, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid and the Additional Stockholders named therein, pursuant to which Buy-Sell Agreement, among other things, certain restrictions on the transferability of shares of Class B Common Stock of SVI-Del owned or held beneficially or of record by my spouse (the "SHARES").

     I hereby consent to the restrictions on transferability contemplated by the Buy-Sell Agreement, approve the provisions of the Buy-Sell Agreement and agree that my community property interest, if any, in the Shares is subject to the provisions of the Buy-Sell Agreement and that I shall take no action to hinder operation of the Buy-Sell Agreement on my community property interest, if any, in the Shares. I further acknowledge, understand and agree to comply fully with the provisions of the Buy-Sell Agreement, and further direct the executors of my will or the administrator of my estate or my other representatives to take all actions necessary or appropriate to give effect to the provisions of the Buy-Sell Agreement. I hereby consent and agree to execute and deliver such instruments and documents and to do such other acts as may be necessary or appropriate to carry out the provisions of this Consent and the Buy-Sell Agreement.

     I have been given full access and disclosure of all facts surrounding the Buy-Sell Agreement and SVI-Del, have had full and ample opportunity to receive independent advice with respect to my entering into this Consent, am freely and voluntarily entering into this Consent, and acknowledge that to the extent required I have received notice under California Family Code Section 1100.

                                             SPOUSE:


                                             /s/ Heidi M. Scheid
                                             -----------------------------------
                                             Name: HEIDI M. SCHEID


DATED:  December 31, 1997

                          BUY-SELL AGREEMENT SPOUSAL CONSENT

     I acknowledge that I have read and clearly understand the foregoing Amended and Restated Buy-Sell Agreement (the "BUY-SELL AGREEMENT") by and among Scheid Vineyards Inc., a Delaware corporation ("SVI-Del"), Alfred G. Scheid, as Trustee of the Alfred G. Scheid Revocable Trust, dated October 8, 1992, Scott D. Scheid, Heidi M. Scheid, Emanty Limited Liability Company, a California limited liability company, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid and the Additional Stockholders named therein, pursuant to which Buy-Sell Agreement, among other things, certain restrictions on the transferability of shares of Class B Common Stock of SVI-Del owned or held beneficially or of record by my spouse (the "SHARES").

     I hereby consent to the restrictions on transferability contemplated by the Buy-Sell Agreement, approve the provisions of the Buy-Sell Agreement and agree that my community property interest, if any, in the Shares is subject to the provisions of the Buy-Sell Agreement and that I shall take no action to hinder operation of the Buy-Sell Agreement on my community property interest, if any, in the Shares. I further acknowledge, understand and agree to comply fully with the provisions of the Buy-Sell Agreement, and further direct the executors of my will or the administrator of my estate or my other representatives to take all actions necessary or appropriate to give effect to the provisions of the Buy-Sell Agreement. I hereby consent and agree to execute and deliver such instruments and documents and to do such other acts as may be necessary or appropriate to carry out the provisions of this Consent and the Buy-Sell Agreement.

     I have been given full access and disclosure of all facts surrounding the Buy-Sell Agreement and SVI-Del, have had full and ample opportunity to receive independent advice with respect to my entering into this Consent, am freely and voluntarily entering into this Consent, and acknowledge that to the extent required I have received notice under California Family Code Section 1100.

                                             SPOUSE:


                                             /s/ Peter J. Pugnale
                                             -----------------------------------
                                             Name: PETER J. PUGNALE


DATED:  December 31, 1997

                          BUY-SELL AGREEMENT SPOUSAL CONSENT

     I acknowledge that I have read and clearly understand the foregoing Amended and Restated Buy-Sell Agreement (the "BUY-SELL AGREEMENT") by and among Scheid Vineyards Inc., a Delaware corporation ("SVI-Del"), Alfred G. Scheid, as Trustee of the Alfred G. Scheid Revocable Trust, dated October 8, 1992, Scott D. Scheid, Heidi M. Scheid, Emanty Limited Liability Company, a California limited liability company, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid and the Additional Stockholders named therein, pursuant to which Buy-Sell Agreement, among other things, certain restrictions on the transferability of shares of Class B Common Stock of SVI-Del owned or held beneficially or of record by my spouse (the "SHARES").

     I hereby consent to the restrictions on transferability contemplated by the Buy-Sell Agreement, approve the provisions of the Buy-Sell Agreement and agree that my community property interest, if any, in the Shares is subject to the provisions of the Buy-Sell Agreement and that I shall take no action to hinder operation of the Buy-Sell Agreement on my community property interest, if any, in the Shares. I further acknowledge, understand and agree to comply fully with the provisions of the Buy-Sell Agreement, and further direct the executors of my will or the administrator of my estate or my other representatives to take all actions necessary or appropriate to give effect to the provisions of the Buy-Sell Agreement. I hereby consent and agree to execute and deliver such instruments and documents and to do such other acts as may be necessary or appropriate to carry out the provisions of this Consent and the Buy-Sell Agreement.

     I have been given full access and disclosure of all facts surrounding the Buy-Sell Agreement and SVI-Del, have had full and ample opportunity to receive independent advice with respect to my entering into this Consent, am freely and voluntarily entering into this Consent, and acknowledge that to the extent required I have received notice under California Family Code Section 1100.

                                             SPOUSE:


                                             /s/ Kurt J. Gollnick
                                             -----------------------------------
                                             Name: KURT J. GOLLNICK


DATED:  December 31, 1997

                          BUY-SELL AGREEMENT SPOUSAL CONSENT

     I acknowledge that I have read and clearly understand the foregoing Amended and Restated Buy-Sell Agreement (the "BUY-SELL AGREEMENT") by and among Scheid Vineyards Inc., a Delaware corporation ("SVI-Del"), Alfred G. Scheid, as Trustee of the Alfred G. Scheid Revocable Trust, dated October 8, 1992, Scott D. Scheid, Heidi M. Scheid, Emanty Limited Liability Company, a California limited liability company, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid and the Additional Stockholders named therein, pursuant to which Buy-Sell Agreement, among other things, certain restrictions on the transferability of shares of Class B Common Stock of SVI-Del owned or held beneficially or of record by my spouse (the "SHARES").

     I hereby consent to the restrictions on transferability contemplated by the Buy-Sell Agreement, approve the provisions of the Buy-Sell Agreement and agree that my community property interest, if any, in the Shares is subject to the provisions of the Buy-Sell Agreement and that I shall take no action to hinder operation of the Buy-Sell Agreement on my community property interest, if any, in the Shares. I further acknowledge, understand and agree to comply fully with the provisions of the Buy-Sell Agreement, and further direct the executors of my will or the administrator of my estate or my other representatives to take all actions necessary or appropriate to give effect to the provisions of the Buy-Sell Agreement. I hereby consent and agree to execute and deliver such instruments and documents and to do such other acts as may be necessary or appropriate to carry out the provisions of this Consent and the Buy-Sell Agreement.

     I have been given full access and disclosure of all facts surrounding the Buy-Sell Agreement and SVI-Del, have had full and ample opportunity to receive independent advice with respect to my entering into this Consent, am freely and voluntarily entering into this Consent, and acknowledge that to the extent required I have received notice under California Family Code Section 1100.

                                             SPOUSE:


                                             /s/ Janet Rodgers
                                             -----------------------------------
                                             Name: JANET RODGERS


DATED:  December 31, 1997

                          BUY-SELL AGREEMENT SPOUSAL CONSENT

     I acknowledge that I have read and clearly understand the foregoing Amended and Restated Buy-Sell Agreement (the "BUY-SELL AGREEMENT") by and among Scheid Vineyards Inc., a Delaware corporation ("SVI-Del"), Alfred G. Scheid, as Trustee of the Alfred G. Scheid Revocable Trust, dated October 8, 1992, Scott D. Scheid, Heidi M. Scheid, Emanty Limited Liability Company, a California limited liability company, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid and the Additional Stockholders named therein, pursuant to which Buy-Sell Agreement, among other things, certain restrictions on the transferability of shares of Class B Common Stock of SVI-Del owned or held beneficially or of record by my spouse (the "SHARES").

     I hereby consent to the restrictions on transferability contemplated by the Buy-Sell Agreement, approve the provisions of the Buy-Sell Agreement and agree that my community property interest, if any, in the Shares is subject to the provisions of the Buy-Sell Agreement and that I shall take no action to hinder operation of the Buy-Sell Agreement on my community property interest, if any, in the Shares. I further acknowledge, understand and agree to comply fully with the provisions of the Buy-Sell Agreement, and further direct the executors of my will or the administrator of my estate or my other representatives to take all actions necessary or appropriate to give effect to the provisions of the Buy-Sell Agreement. I hereby consent and agree to execute and deliver such instruments and documents and to do such other acts as may be necessary or appropriate to carry out the provisions of this Consent and the Buy-Sell Agreement.

     I have been given full access and disclosure of all facts surrounding the Buy-Sell Agreement and SVI-Del, have had full and ample opportunity to receive independent advice with respect to my entering into this Consent, am freely and voluntarily entering into this Consent, and acknowledge that to the extent required I have received notice under California Family Code Section 1100.

                                             SPOUSE:


                                             /s/ Emily K. Liberty
                                             -----------------------------------
                                             Name: EMILY K. LIBERTY


DATED:  December 31, 1997

                          BUY-SELL AGREEMENT SPOUSAL CONSENT

     I acknowledge that I have read and clearly understand the foregoing Amended and Restated Buy-Sell Agreement (the "BUY-SELL AGREEMENT") by and among Scheid Vineyards Inc., a Delaware corporation ("SVI-Del"), Alfred G. Scheid, as Trustee of the Alfred G. Scheid Revocable Trust, dated October 8, 1992, Scott D. Scheid, Heidi M. Scheid, Emanty Limited Liability Company, a California limited liability company, Kurt J. Gollnick, Emily K. Liberty, Tyler P. Scheid and the Additional Stockholders named therein, pursuant to which Buy-Sell Agreement, among other things, certain restrictions on the transferability of shares of Class B Common Stock of SVI-Del owned or held beneficially or of record by my spouse (the "SHARES").

     I hereby consent to the restrictions on transferability contemplated by the Buy-Sell Agreement, approve the provisions of the Buy-Sell Agreement and agree that my community property interest, if any, in the Shares is subject to the provisions of the Buy-Sell Agreement and that I shall take no action to hinder operation of the Buy-Sell Agreement on my community property interest, if any, in the Shares. I further acknowledge, understand and agree to comply fully with the provisions of the Buy-Sell Agreement, and further direct the executors of my will or the administrator of my estate or my other representatives to take all actions necessary or appropriate to give effect to the provisions of the Buy-Sell Agreement. I hereby consent and agree to execute and deliver such instruments and documents and to do such other acts as may be necessary or appropriate to carry out the provisions of this Consent and the Buy-Sell Agreement.

     I have been given full access and disclosure of all facts surrounding the Buy-Sell Agreement and SVI-Del, have had full and ample opportunity to receive independent advice with respect to my entering into this Consent, am freely and voluntarily entering into this Consent, and acknowledge that to the extent required I have received notice under California Family Code Section 1100.

                                             SPOUSE:


                                             /s/ Arthur R. Liberty
                                             -----------------------------------
                                             Name: ARTHUR R. LIBERTY


DATED:  December 31, 1997